EXECUTION VERSION
INCREASE REQUEST
Dated August 5, 2024
To:    Coöperatieve Rabobank U.A., as Administrative Agent for the Lenders and L/C Issuer parties to the Third Amended and Restated Credit Agreement, dated as of July 28, 2022, StoneX Commodity Solutions LLC (formerly known as FCStone Merchant Services, LLC) (the “Borrower”), StoneX Group Inc. (formerly known as INTL FCStone Inc.) (“Holdings”), the other Guarantors from time to time party thereto, certain Lenders party thereto, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (as extended, renewed, amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”)
Ladies and Gentlemen:
The undersigned, Borrower, hereby refers to the Credit Agreement and requests that the Administrative Agent consent to an increase in the aggregate Commitments (the “Revolver Increase”), in accordance with Section 1.14 of the Credit Agreement, to be effected by the addition of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “New Lender”), as a Lender under the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. After giving effect to this Increase Request (this “Revolver Increase”), the Commitment of the New Lender shall be $25,000,000, and Schedule 1 to the Credit Agreement shall hereby be deemed to be amended and restated in its entirety as set forth on Schedule 1 attached hereto.
1. The New Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of Holdings, the Borrower or any Borrower Subsidiary or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

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2.Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.
3.The New Lender shall deliver to the Administrative Agent a completed Administrative Questionnaire.
4.The New Lender has delivered to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith), as required, the tax forms referred to in Section 13.1 of the Credit Agreement.
THIS REVOLVER INCREASE SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
The Revolver Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 1.14 of the Credit Agreement, but not in any case prior to August 5, 2024. It shall be a condition to the effectiveness of the Revolver Increase that all expenses referred to in Section 1.14 of the Credit Agreement shall have been paid.
The Borrower hereby certifies that (a) no Default or Event of Default has occurred and is continuing and (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents is and remains true and correct on the effective date of this Revolver Increase, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date.
[SIGNATURE PAGES TO FOLLOW]

Please indicate your consent to such Revolver Increase by signing the enclosed copy of this letter in the space provided below.
Very truly yours,
STONEX COMMODITY SOLUTIONS LLC
By /s/ Ernesto Rambaldini
Name: Ernesto Rambaldini
Title:     Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as New Lender and as a Lender
By /s/ Michael Lim
Name: Michael Lim
Title: Vice President

[Signature Page to Increase Request]

The undersigned hereby consents on the date first above written to the above-requested Revolver Increase.
COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH as Administrative Agent and L/C Issuer
By /s/ Naoko Kojima
Name: Naoko Kojima
Title: Managing Director
By /s/ Andres Munoz
Name: Andres Munoz
Title: Executive Director